Exhibit 10.2

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Amendment, dated as of March 1, 2010, amends the Agreement and Plan of Merger, dated as of February 9, 2010 (the “Merger Agreement”), by and among SB/RH Holdings, Inc., a Delaware corporation (“Parent”), Battery Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Battery Merger Sub”), Grill Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“RH Merger Sub”, and together with Battery Merger Sub, the “Merger Subsidiaries”), Spectrum Brands, Inc., a Delaware corporation (“Battery”), and Russell Hobbs, Inc., a Delaware corporation (“RH”). Parent, the Merger Subsidiaries, Battery and RH are collectively referred to herein as the “Parties.”

In consideration of the mutual agreements set forth in the Merger Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, do hereby agree as follows:

1. Section 6.1(a) of the Merger Agreement shall be modified such that the reference to “March 25, 2010” in the first sentence is deleted in its entirety and replaced with “April 9, 2010.”

2. Section 6.5(a) of the Merger Agreement shall be deleted in its entirety and replaced with the following:

“(a) As promptly as practicable after the Proxy Statement is prepared and Battery has mailed (or otherwise made electronically available) the Proxy Statement to Battery’s stockholders, Battery shall take, in accordance with applicable Law and the Battery Organizational Documents, all action reasonably necessary to convene the Battery Stockholders’ Meeting to consider and vote upon the approval of the Transaction, to cause such vote to be taken and to obtain the Battery Statutory Stockholder Approval and the affirmative vote of a majority of the shares of Battery Common Stock (other than any shares of Battery Common Stock beneficially owned by the Harbinger Parties, excluding the “Letter Agreement Shares” as such term is defined in the Letter Agreement, dated as of March 1, 2010, by and among the Harbinger Parties and Battery) outstanding and entitled to vote thereon (such approval together with the Battery Statutory Stockholder Approval, the “Battery Stockholder Approval”).

3. Except as expressly set forth herein, the Merger Agreement will be and is unchanged and will remain in full force and effect. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Merger Agreement as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Merger Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

4. This Amendment shall be governed by and construed in accordance with the Merger Agreement.

5. This Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an original, and all of which together will be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of this Amendment, facsimile signatures or signatures by other electronic form of transfer shall be deemed originals, and the parties agree to exchange original signatures as promptly as possible.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

SB/RH HOLDINGS, INC.

By:		/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	VP and Secretary

SPECTRUM BRANDS, INC.

By:		/s/ Kent J. Hussey
	Name:	Kent J. Hussey
	Title:	CEO

RUSSELL HOBBS, INC.

By:		/s/ Terry L. Polistina
	Name:	Terry L. Polistina
	Title:	President and CEO

GRILL MERGER CORP.

By:		/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	VP and Secretary

BATTERY MERGER CORP.

By:		/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	VP and Secretary

[Amendment to Agreement and Plan of Merger]